UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): December 18, 2009

NANOPHASE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-22333

Delaware	36-3687863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of Principal Executive Offices, Including Zip Code)

(630) 771-6700

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.	3
Item 9.01. Financial Statements and Exhibits	3
Signature(s)
Exhibit 99.1 Press Release dated December 23, 2009

Items to be Included in this Report

ITEM 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On December 18, 2009, Nanophase Technologies Corporation (the “Company”) received a notice from the Listing Qualifications Department of the NASDAQ Stock Market (“NASDAQ”) informing that, for the last 30 consecutive business days, the bid price of the Company’s common stock had traded below the minimum $1.00 per share requirement for continued inclusion under NASDAQ Listing Rule 5450(a)(1) (the “Rule”). To regain compliance, the bid price of the Company’s common stock must close at $1.00 per share or more, for a minimum of ten consecutive business days.

The notice further provides that in accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company will be provided a grace period of 180 calendar days, or through June 16, 2010, to regain compliance with the Rule. If at any time before June 16, 2010, the Company regains compliance, NASDAQ will provide written notice to the Company that it complies with the Rule.

If the Company cannot demonstrate compliance with the Rule by June 16, 2010, NASDAQ will determine whether the Company meets the Nasdaq Capital Market initial listing criteria as set forth in NASDAQ Listing Rule 5505, except for the bid price requirement. If the Company satisfies the initial listing criteria, NASDAQ will notify the Company that it has been granted an additional 180 calendar days to regain compliance. Thereafter, if the Company has not regained compliance, and is not eligible for an additional compliance period, NASDAQ will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal NASDAQ’s determination to delist its securities to a Listing Qualifications Panel.

The Company has not yet determined to take any action in response to this notice, but will evaluate potential responses depending on the trading price of its common stock, and the time remaining in any applicable grace period to regain compliance with the Rule.

On December 23, 2009, the Company issued a press release announcing the receipt of the notice from NASDAQ described above. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibits.

99.1	Press Release dated December 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanophase Technologies Corporation

Date: December 23, 2009	By:	/S/ FRANK CESARIO
FRANK CESARIO
Chief Financial Officer